UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the


                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003



                              DHB INDUSTRIES, INC.
                              ____________________
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-22429
                                                 _______

         Delaware                                         11-312936
____________________________                          _____________________
 (State of Incorporation)                              (I.R.S. Employer
                                                       Identification No.)

555 Westbury Avenue, Carle Place, New York                      11514
___________________________________________                  ____________
(Address of principal executive office)                       (Zip Code)


(516) 997-1155
______________
(Registrant's telephone number, including area code)


                                    (Page1)

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 30, 2003, DHB Industries, Inc. (the "Company") issued a press release announcing the Company's first quarter results. The press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference. The information furnished under this Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not Applicable

         (b)      Not Applicable

         (c) The following Exhibit is filed as part of this Current Report on Form 8-K:

                  99.1 News Release of DHB Industries, Inc. issued April 30, 2003: DHB Industries Reports First Quarter 2003 Results (furnished solely pursuant to Item 12 of Form 8-K).








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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                DHB INDUSTRIES, INC.


                                                By: /s/ DAWN M. SCHLEGEL
                                                    ____________________
                                                       Dawn M. Schlegel
                                                       Chief Financial Officer


Dated:  April 30, 2003






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


                                  EXHIBIT INDEX

                                                                        Page No.

99.1     News Release of DHB Industries, Inc. issued April 30,              5
         2003: DHB Industries Reports First Quarter 2003 Results
         (furnished solely pursuant to Item 12 of Form 8-K).










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